UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Westrock Coffee Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! WESTROCK COFFEE COMPANY 4009 N RODNEY PARHAM ROAD 3RD FLOOR LITTLE ROCK, ARKANSAS 72212 WESTROCK COFFEE COMPANY 2023 Annual Meeting to be held virtually on June 8, 2023 at 8:00 a.m. CT Vote by 11:59 PM ET on June 7, 2023 You invested in WESTROCK COFFEE COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 8, 2023. Vote Virtually at the Meeting* June 8, 2023 8:00 a.m. (Central Time) The Company will be hosting the meeting live via the internet this year. To attend the meeting via the internet, please go to www.virtualshareholdermeeting.com/WEST2023 and be sure to have the control number that is printed above. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V11310-P86721 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V11311-P86721 1. Election of Directors Nominees: 1c. Oluwatoyin Umesiri 1a. Mark A. Edmunds 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountant for the fiscal year ending December 31, 2023. 1b. Joe T. Ford NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For